PROFUNDS

Supplement dated May 1, 2004

to the Prospectus dated May 1, 2004

Precious Metals UltraSector ProFund

The Precious Metals UltraSector ProFund (the “Fund”) has elected to change the index underlying its benchmark. The index underlying the Fund’s benchmark is the Philadelphia Stock Exchange® Gold/Silver SectorTM Index (the “Current Index”). Effective as of the close of the New York Stock Exchange on June 18, 2004, the index underlying the Fund’s benchmark will change to the Dow Jones Precious Metals Index (the “D.J. Precious Metals Index”). The Fund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the relevant index (after June 18, 2004, the D.J. Precious Metals Index).

The Current Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. It does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2004, the average capitalization of the Current Index was approximately $6.4 billion.

The D.J. Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with an average capitalization as of March 31, 2004 of approximately $5.9 billion. The D.J. Precious Metals Index was developed by Dow Jones & Company, Inc., the owner and calculator of the Dow Jones U.S. Sector Indexes underlying all other UltraSector ProFunds. “Dow Jones” and “Dow Jones U.S. Sector Indexes” are service marks of Dow Jones & Company, Inc.

Commencement of Operations of Certain ProFunds

The following ProFunds will begin investment operations if a minimum initial investment is made in the ProFund:

Dow 30 ProFund

Short Mid-Cap ProFund

Short Dow 30 ProFund

UltraShort Dow 30 ProFund

Leisure Goods & Services UltraSector ProFund

Oil Drilling Equipment & Services UltraSector ProFund

The Board of Trustees of ProFunds generally considers an initial investment of $5 million to be sufficient to warrant the opening of a ProFund. However, the Board of Trustees has authorized the officers of ProFunds, in their discretion, to permit an initial investment of a lesser amount. The ProFunds listed above may not be available for sale in all states. Please contact ProFunds or your investment adviser to determine if such ProFunds are available for sale in your state.

Investors should retain this supplement for future reference.